                                                                   EXHIBIT 10.98


                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT


                             DATED FEBRUARY 2, 1999

                                  BY AND AMONG

                               XYRIS CORPORATION,
                            A CALIFORNIA CORPORATION,

                            BAY CITY CAPITAL FUND I,
                         A DELAWARE LIMITED PARTNERSHIP,

                                       AND

                           AXYS PHARMACEUTICALS, INC.,
                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS

1.       AGREEMENT TO SELL AND PURCHASE...........................................................................1

         1.1      Authorization of Shares.........................................................................1

         1.2      Sale and Purchase...............................................................................1

2.       CLOSING, DELIVERY AND PAYMENT............................................................................2

         2.1      Closing.........................................................................................2

         2.2      Delivery........................................................................................2

3.       PUT OPTION...............................................................................................2

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND AXYS...................................................2

         4.1      Organization, Good Standing and Qualification of the Company....................................3

         4.2      Capitalization; Voting Rights of the Company....................................................3

         4.3      Authorization; Binding Obligations of the Company...............................................3

         4.4      Agreements; Action..............................................................................3

         4.5      Proprietary Information and Inventions Agreements...............................................4

         4.6      Organization, Good Standing and Qualification of Axys...........................................4

         4.7      Capitalization of Axys..........................................................................4

         4.8      Authorization; Binding Obligations of Axys......................................................4

5.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..........................................................4

         5.1      Requisite Power and Authority...................................................................4

         5.2      Investment Representations......................................................................5

         5.3      Transfer Restrictions...........................................................................6

6.       CONDITIONS TO CLOSING....................................................................................6

         6.1      Conditions to Purchaser's Obligations at the Closing............................................6

         6.2      Conditions to Obligations of the Company........................................................7

7.       MISCELLANEOUS............................................................................................7

         7.1      Governing Law...................................................................................7

         7.2      Survival........................................................................................7

         7.3      Successors and Assigns..........................................................................7

         7.4      Entire Agreement................................................................................7

         7.5      Severability....................................................................................8

         7.6      Amendment and Waiver............................................................................8

         7.7      Delays or Omissions. ...........................................................................8

         7.8      Notices.........................................................................................8

         7.9      Attorneys' Fees.................................................................................8

         7.10     Titles and Subtitles............................................................................8

         7.11     Counterparts....................................................................................8

         7.12     Pronouns........................................................................................8

         7.13     California Corporate Securities Law.............................................................9



                                LIST OF EXHIBITS


         Put Option Subscription Form                                                                     Exhibit A

         Registration Rights Agreement                                                                    Exhibit B


                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of February 2, 1999, by and among XYRIS CORPORATION, a California corporation (the "Company"), BAY CITY CAPITAL FUND I, a Delaware limited partnership ("Purchaser"), and AXYS PHARMACEUTICALS, INC., a Delaware corporation, as Put Grantor ("Axys").

                                    RECITALS

         WHEREAS, the Company, Purchaser and Axys are parties to that certain Series A Preferred Stock Purchase Agreement dated June 1, 1998 (the "Prior Purchase Agreement");

         WHEREAS, pursuant to the Prior Purchase Agreement, Purchaser purchased 150,000 shares of Series A Preferred (the "Prior Shares") and agreed to purchase 2,850,000 additional shares of Series A Preferred upon certain conditions (the "Options Shares");

         WHEREAS, Purchaser now desires to purchase 1,351,501 of the Option Shares (the "Shares") on the Closing Date (as defined below) on the terms and conditions set forth herein;

         WHEREAS, the Company and Axys agree that Purchaser's purchase of the Shares shall fully satisfy Purchaser's obligations under the Prior Purchase Agreement; and

         WHEREAS, the Company desires to issue and sell the Shares to Purchaser and Axys desires to issue to Purchaser the Put Option (as defined below) for the Shares and the Prior Shares on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. AGREEMENT TO SELL AND PURCHASE.

                  1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized (i) the sale and issuance to Purchaser of the Shares and (ii) the issuance of 1,351,501 shares of Common Stock upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company substantially in the form attached as Exhibit B to the Prior Purchase Agreement (the "Restated Articles").

                  1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing the Company hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Company the Shares at a purchase price of three dollars and thirty-three cents ($3.33) per share.

         2. CLOSING, DELIVERY AND PAYMENT.

                  2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 5:00 p.m. on the date hereof, at the offices of


                                       1.

Heller, Ehrman, White & McAuliffe, 333 Bush Street, Suite 3100, San Francisco, California or at such other time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

                  2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a certificate representing the Shares, against payment of the purchase price therefor by wire transfer or check made payable to the order of the Company.

         3. PUT OPTION.

                  3.1 Subject to the terms and conditions herein set forth, Axys hereby grants Purchaser the right (the "Put Option") at any time after the Trigger Date (as defined in Section 3.3 below) to require Axys to purchase from Purchaser, the Shares and the Prior Shares in exchange for shares of Axys Common Stock, at its then "market price," with an aggregate market value on the date immediately prior to the day the Put Option is exercised equal to $4,999,998, rounded down to the nearest whole number of shares (the "Put Option Shares"), on or prior to the Expiration Date set forth in Section 3.4 below. For purposes of the Put Option, the market price for Axys Common Stock shall be (i) if the Axys Common Stock is then reported on The Nasdaq National Market or its successor, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted in The Nasdaq National Market or its successor on the last market trading day prior to exercise of the Put Option, (ii) if the Axys Common Stock is then listed or admitted to trading on the New York Stock Exchange, the last sale price, regular way (or, in case no such sale takes places on such day, the average of the closing bid and asked prices, regular way) in either case as reported in the consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange on the last market trading day prior to exercise of the Put Option, (iii) if the Axys Common Stock is not then reported on The Nasdaq National Market or then listed or admitted to trading on the New York Stock Exchange, the last quoted price (or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market) as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use on the last market trading day prior to exercise of the Put Option, or (iv) in the event none of the foregoing situations applies, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in Axys Common Stock selected by the Axys Board of Directors, on the last market trading day prior to exercise of the Put Option.

                  3.2 The Put Option shall be deemed to have been exercised immediately prior to the close of business on the date of surrender to Axys of the Put Option Subscription Form, attached hereto as Exhibit A.

                  3.3 The Put Option shall not be exercisable until August 2, 1999 (the "Trigger Date").

                  3.4 The Put Option shall terminate in full on February 2,
2001.

                  3.5 The Put Option shall not be transferable by Purchaser except to an affiliate of Purchaser reasonably acceptable to Axys who is also a transferee of the Shares and the Prior Shares and agrees in a writing reasonably acceptable to Axys to be bound by the provisions of this Agreement pertaining to the Put Option and the Put Option Shares, the Registration Rights


                                       2.

Agreement and the side letter referred to in Section 3.4 thereof (the "SIDE LETTER") to the same extent as Purchaser.

                  3.6 Upon the exercise of the Put Option and concurrent with the issuance of the Put Option Shares within a reasonable time period (not to exceed 10 business days after Axys' receipt of the Put Option Subscription
Form), Axys shall execute the Registration Rights Agreement in the form attached as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"). Purchaser shall provide such reasonable cooperation as Axys requests in connection with the issuance of the Put Option Shares.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND AXYS.

         (a) The Company hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

                  4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares and the Conversion Shares, to carry out the provisions of this Agreement and the Restated Articles and to carry on its business as presently conducted and as presently proposed to be conducted.

                  4.2 CAPITALIZATION; VOTING RIGHTS OF THE COMPANY. The authorized capital stock of the Company, immediately prior to the Closing, will consist of 10,000,000 shares of Common Stock, no par value per share, 550,000 shares of which are issued and outstanding; 8,200,000 shares of Preferred Stock no par value per share, all of which are designated Series A Preferred Stock, 2,200,000 of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Articles. The Conversion Shares have been duly and validly reserved for issuance. Other than as set forth in this Agreement; the Prior Purchase Agreement; the Series A Preferred Stock Purchase Agreement between the Company and Axys dated as of June 1, 1998; the Common Stock Purchase Agreement between the Company and Jerry Caulder, dated as of April 30, 1998; the Shareholders' Agreement between the Company, Jerry Caulder, Purchaser and Axys, dated as of June 1, 1998; and the Company's 1998 Equity Incentive Plan (pursuant to which options to purchase 20,000 shares of Common Stock are outstanding), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Restated Articles, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon Purchaser; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under the Company's Bylaws or state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

                  4.3 AUTHORIZATION; BINDING OBLIGATIONS OF THE COMPANY. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the


                                       3.

authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Articles has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies.

                  4.4 AGREEMENTS; ACTION.

         Except for agreements explicitly contemplated hereby and pursuant to the Employment Agreement by and between the Company and Jerry Caulder, dated April 30, 1998, and agreements between the Company and its employees with respect to the sale, or the issuance of options providing for the sale, of the Company's Common Stock, pursuant to the Company's 1998 Equity Incentive Plan there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                  4.5 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS.

          Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form previously approved by Axys and Purchaser.

          (b) Axys, as Put Grantor, hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

                  4.6 ORGANIZATION, GOOD STANDING AND QUALIFICATION OF AXYS. Axys is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Axys has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Put Option and Put Option Shares, to carry out the provisions of this Agreement relating to it as Put Grantor and to carry on its business as presently conducted and as presently proposed to be conducted.

                  4.7 CAPITALIZATION OF AXYS. The authorized capital stock of Axys, as of October 31, 1998, consisted of 50,000,000 shares of Common Stock, $.001 par value per share, 30,147,403 shares of which were issued and outstanding; 10,000,000 shares of Preferred Stock $.001 par value per share, none of which were issued and outstanding. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued. The rights, preferences, privileges and restrictions of the Shares are as stated in Axys' public filings. The Put Option Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and Axys' public filings, the Put Option Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon Purchaser; provided, however, that the Put Option Shares may be subject to restrictions on transfer under state and/or federal securities laws, as set forth herein, or as otherwise required by such laws at the time a transfer is proposed.

                  4.8 AUTHORIZATION; BINDING OBLIGATIONS OF AXYS. All corporate action on the part of Axys, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of Axys as Put Grantor hereunder at the Closing


                                       4.

and the authorization, sale, issuance and delivery of the Put Option and the Put Option Shares pursuant hereto has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered, will be a valid and binding obligation of Axys enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies.

         5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         Purchaser hereby represents and warrants to the Company as follows:

                  5.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies

                  5.2 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares, the Conversion Shares, the Put Option nor the Put Option Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser also understands that the Shares and the Put Option are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

                           (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has
substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) and the Put Option (or the Put Option Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares, or any shares of its Common Stock and that Axys has no present intention of registering the Put Option and only intends to register the Put Option Shares pursuant to the terms and provisions of the Registration Rights Agreement. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares or the Put Option or the Put Option Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                           (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is
acquiring the Shares, the Conversion Shares, the Put Option and the Put Option Shares for Purchaser's own account for investment only, and not with a view towards their distribution; provided that Purchaser may transfer the Shares and the Conversion Shares to an affiliate of Purchaser reasonably acceptable to Axys, may transfer the Put Option as provided herein and may transfer the Put Option Shares


                                       5.

(subject to the provisions of the Side Letter) as permitted by applicable law or pursuant to the Registration Rights Agreement.

                           (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser
represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

                           (d) ACCREDITED INVESTOR. Purchaser represents that it
is an accredited investor within the meaning of Regulation D under the Securities Act.

                           (e) COMPANY INFORMATION. Purchaser has had an
opportunity to discuss the Company's business, management and financial affairs with the directors of the Company. Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

                           (f) RULE 144. Purchaser acknowledges and agrees that
the Shares and the Put Option, and, if issued, the Conversion Shares and the Put Option Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                  5.3 TRANSFER RESTRICTIONS. Purchaser acknowledges and agrees that the Shares and the Put Option and, if issued, the Conversion Shares and the Put Option Shares are subject to restrictions on transfer as set forth in the Company's Bylaws.

         6. CONDITIONS TO CLOSING.

                  6.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligations to purchase the Shares and the Put Option at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions, any one or more of which may be waived in writing by
Purchaser:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE
OF OBLIGATIONS. The representations and warranties made by the Company in
Section 4 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                           (b) LEGAL INVESTMENT. On the Closing Date, the sale
and issuance of the Shares and the Put Option and the potential issuance of the Conversion Shares and the Put Option Shares shall be legally permitted by all laws and regulations to which Purchaser, the Company and Axys are subject.


                                       6.

                           (c) CONSENTS, PERMITS, AND WAIVERS. The Company and
Axys shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, except for such as may be properly obtained subsequent to the Closing.

                           (d) CORPORATE DOCUMENTS. The Company and Axys shall
have delivered to Purchaser or its counsel, copies of all corporate documents of the Company and Axys, respectively, as Purchaser shall reasonably request.

                           (e) RESERVATION OF CONVERSION SHARES. The Conversion
Shares shall have been duly authorized and reserved for issuance by the Company and the Put Option Shares shall have been duly authorized and reserved for issuance by Axys.

                           (f) PROCEEDINGS AND DOCUMENTS. All corporate and
other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing and Axys' obligation to issue the Put Option are subject to the satisfaction, on or prior to the Closing, of the following conditions, any one or more of which may be waived in writing by the Company:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE. The
representations and warranties made by Purchaser in Section 5 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                           (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have
performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing, including but not limited to the tender of the purchase price for the Shares.

                           (c) CONSENTS, PERMITS AND WAIVERS. The Company and
Axys shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, except for such as may be properly obtained subsequent to the Closing.

         7. MISCELLANEOUS.

                  7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

                  7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in


                                       7.

connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                  7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

                  7.4 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements, except as specifically set forth herein and therein.

                  7.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  7.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified and any provision hereof may be waived only upon the written consent of the Company, the Purchaser and Axys.

                  7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Restated Articles, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

                  7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company, the Purchaser or Axys at the address as set forth on the signature page hereof for such party or at such other address as a party may designate by ten days advance written notice to the other parties hereto.

                  7.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  7.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


                                       8.

                  7.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  7.12 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

                  7.13 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.



                                       9.

         IN WITNESS WHEREOF, the parties hereto have executed this SERIES A PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                  PURCHASER:

XYRIS CORPORATION                         BAY CITY CAPITAL FUND I



By:      /s/  Jerry Caulder               By:      /s/  Fred Craves
         ------------------------------            -----------------------------
         Jerry Caulder                    Print    Name:  Fred Craves
         President                        Title:   Gen. Partner
Address: 11099 North Torrey Pines Road    Address: 750 Battery Street, Suite 600
         La Jolla, California  92037               San Francisco, CA  94111
         Attn: President                           Attn: Roger Salquist
FAX:     (619) 794-5525                   FAX:     (415) 837-0996


PUT GRANTOR:

AXYS PHARMACEUTICALS, INC.


By:      /s/  Frederick Ruegsegger
         -------------------------------------
Print Name:  Frederick Ruegsegger
Title:   Sr. V.P. & CFO
Address: 180 Kimball Way
         South San Francisco, CA  94080
         Attn: Chief Financial Officer
FAX:     (650) 829-1001



                                      10.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                          PUT OPTION SUBSCRIPTION FORM

To:      Axys Pharmaceuticals, Inc.
         180 South Kimball Way
         South San Francisco, California  94080
         Attn: Chief Financial Officer


         BAY CITY CAPITAL FUND I, a Delaware limited partnership ("BCC"), the holder of the Put Option (the "Put Option") described in Section 3 of that certain Series A Preferred Stock Purchase Agreement dated February 2, 1999, by and among Xyris Corporation, a California corporation ("Xyris"), BCC and Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"), hereby elects to exercise the right represented by the Put Option to sell to Axys 1,501,501 shares of Series A Preferred Stock of Xyris held by BCC in exchange for that number of shares of Axys Common Stock having an aggregate market value of $4,999,998, rounded down to the nearest whole number of shares, at the "market price" as defined in the Put Option.

         BCC hereby covenants to cause a certificate representing such shares of Common Stock to be delivered to Axys upon surrender of this Put Option Subscription Form in accordance with the Put Option.

Dated:
       --------------------

                                       BAY CITY CAPITAL FUND I, a Delaware
                                       Limited Partnership

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT


                              ----------- --, ----

                               TABLE OF CONTENTS


SECTION 1.    GENERAL.............................................................................................1

         1.1      Definitions.....................................................................................1

SECTION 2.    REGISTRATION; RESTRICTIONS ON TRANSFER..............................................................2

         2.1      Restrictions on Transfer........................................................................2

         2.2      Piggyback Registrations.........................................................................3

         2.3      Form S-3 Registration...........................................................................4

         2.4      Expenses of Registration........................................................................6

         2.5      Obligations of the Company......................................................................6

         2.6      Termination of Registration Rights..............................................................7

         2.7      Delay of Registration; Furnishing Information...................................................7

         2.8      Indemnification.................................................................................7

         2.9      Assignment of Registration Rights...............................................................9

         2.10     "Market Stand-Off" Agreement; Agreement to Furnish Information..................................9

         2.11     Rule 144 Reporting.............................................................................10

SECTION 3.    MISCELLANEOUS......................................................................................10

         3.1      Governing Law..................................................................................10

         3.2      Survival.......................................................................................10

         3.3      Successors and Assigns.........................................................................11

         3.4      Entire Agreement...............................................................................11

         3.5      Severability...................................................................................11

         3.6      Amendment and Waiver...........................................................................11

         3.7      Delays or Omissions............................................................................11

         3.8      Notices........................................................................................11

         3.9      Attorneys' Fees................................................................................12

         3.10     Titles and Subtitles...........................................................................12

         3.11     Counterparts...................................................................................12

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the ___ day of __________, ____, by and among AXYS PHARMACEUTICALS, INC., a Delaware corporation (the "COMPANY") and BAY CITY CAPITAL FUND I, a Delaware limited partnership ("BAY CITY CAPITAL").


                                    RECITALS

         WHEREAS, the Company proposes to sell and issue shares of its Common Stock upon exercise of a put option held by Bay City Capital (the "PUT OPTION") pursuant to a Series A Preferred Stock Purchase Agreement, dated February 2, 1999, among the Company, Xyris Corporation and Bay City Capital (the "1999 XYRIS PURCHASE AGREEMENT").

         WHEREAS, as a condition of entering into the 1999 Xyris Purchase Agreement, Bay City Capital has requested that the Company extend to Bay City Capital certain registration rights as set forth below on any shares of Company Common Stock issued upon exercise of the Put Option.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and the 1999 Xyris Purchase Agreement, the parties mutually agree as follows:


SECTION 1. GENERAL

         1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                   "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.8 hereof.

                   "MATERIAL ADVERSE EVENT" means an occurrence having a consequence that either (a) is materially adverse to the business, prospects or financial condition of the Company or (b) has a reasonable likelihood of occurring and, if it were to occur, would be reasonably likely to materially adversely affect the business, prospects or financial condition of the Company.

                  "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.


                                       1.

                   "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued to Bay City Capital in connection with the Xyris Purchase Agreements; and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Section 2.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "SEC" or "COMMISSION" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale.

                  "XYRIS PURCHASE AGREEMENTS" means the 1999 Xyris Purchase Agreement and the Series A Preferred Stock Purchase Agreement, dated June 1, 1998 between the Company, Xyris Corporation and Bay City Capital.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1 RESTRICTIONS ON TRANSFER.

                  (a) The Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until:

                           (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or such proposed disposition is otherwise exempt from registration under the Securities Act; or

                           (ii) (A) The transferee has agreed in writing to be
bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.


                                       2.

                           (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to an entity of which a majority of the equity and voting interest is owned by such Holder, directly or indirectly (an "AFFILIATE"), or (E) to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

                  (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least twenty-one (21) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in


                                       3.

writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders and any other shareholders of the Company currently having registration rights on a pro rata basis based on the total number of Registrable Securities held by the Holders and the total number of registrable securities held by such other shareholders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder (other than those presently entitled to registration rights) be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in


                                       4.

such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3 hereof.

         2.3 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of registrable securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the registrable securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

                           (i) if Form S-3 (or any successor or similar form) is
not available for such offering by the Holders, or

                           (ii) if the Holders, together with the holders of any
other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000), or

                           (iii) if within thirty (30) days of receipt of a
written request from the Holders pursuant to this Section, the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days;

                           (iv) if the Company shall furnish to the Holders a
certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                           (v) if the Company has already effected one (1)
registration on Form S-3 for the Holders pursuant to this Section 2.3, or

                           (vi) in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.


                                       5.

Notwithstanding the foregoing, in the event that the Holder or Holders of Registrable Securities request the withdrawal of a registration being made pursuant to this Section 2.3 and, in such withdrawal request, the Holder(s) state that it first learned (within seven (7) days of the date of such withdrawal request) of a Material Adverse Event (which is specified in reasonable detail in such withdrawal request) not known to the Holder(s) at the time of its request for registration of their Registrable Securities pursuant to this Section 2.3, then the Holder(s) shall retain its rights to request registration pursuant to this Section 2.3 as if it had not previously requested registration hereunder.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

         2.4 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under
Section 2.2 or 2.3 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

         2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


                                       6.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

         2.6 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect two
(2) years after the date of this Agreement. In addition, a Holder's registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

         2.7 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                  (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 2.2.or 2.3:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims,


                                       7.

damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.7 exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.7 of notice of the commencement of any action (including any governmental action), such


                                       8.

indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

                  (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                  (e) The obligations of the Company and Holders under this
Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by Bay City Capital to a transferee or assignee which is an affiliate, subsidiary, parent, general partner, limited partner, retired partner, member or retired member of Bay City Capital; provided, however, (i) Bay City Capital shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such


                                       9.

registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.10 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that all officers and directors of the Company enter into similar agreements.

         Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said ninety
(90) day period.

         2.11 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.


                                      10.

SECTION 3. MISCELLANEOUS

         3.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         3.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated by the 1999 Xyris Purchase Agreement. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         3.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         3.4 ENTIRE AGREEMENT. This Agreement, the 1999 Xyris Purchase Agreement and the side letter dated of even date herewith between Bay City Capital and the Company (the "SIDE LETTER") and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         3.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         3.6 AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and each of the holders of the Registrable Securities.

                  (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of each of the holders of the Registrable Securities.


                                      11.

         3.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         3.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

         3.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         3.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         3.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.




                                      12.

         IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



AXYS PHARMACEUTICALS, INC.                BAY CITY CAPITAL FUND I


By:                                       By:
      ---------------------------------         --------------------------------

Title:                                    Title:
      ---------------------------------         --------------------------------

Address: 180 Kimball Way                  Address: 750 Battery Street, Suite 600
         South San Francisco, CA  94080            San Francisco, California
                                                   94111
         Attn:  Chief Financial Officer   Attn:    Roger Salquist
FAX:     (650) 829-1001                   FAX:     (415) 837-0996



                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE